U.S. GLOBAL INVESTORS FUNDS

Emerging Europe Fund

Institutional Class Shares

SUPPLEMENT DATED SEPTEMBER 5, 2014

TO THE PROSPECTUS AND SAI DATED MAY 1, 2014

Effective September 15, Tim Steinle will no longer be a portfolio manager of the fund. Frank Holmes and John Derrick will continue to manage the fund.